UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 3, 2005

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

        Indiana                            0-12422                   35-1562245
State or Other Jurisdiction         Commission File No.         I.R.S. Employer
of Incorporation or Organization                          Identification Number

                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications
    pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

            Donald A. Benziger, Senior Vice President and Chief Financial Officer, has resigned his position effective October 7, 2005 to accept a job as the chief financial officer at another banking company in the Midwest.

Item 7.01.    Regulation FD Disclosure

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant's press release issued on October 3, 2005, in which MainSource Financial Group, Inc. announced the resignation of Donald A. Benziger.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                       Description

     99.1              MainSource Financial Group, Inc.'s press release dated
                       October 3, 2005.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           MAINSOURCE FINANCIAL GROUP, INC.

Date:    October 3, 2005                   By:  /s/ James L. Saner, Sr.
                                                -------------------------------
                                           James L. Saner, Sr.
                                           President and Chief Executive Officer